Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

Dallas, TX - January 22, 2026
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2025 RESULTS
Fourth quarter 2025 net income available to common stockholders of $96.3 million, up 44% year-over-year
Reaching record-levels, Book Value and Tangible Book Value(4) per share both increased 13% year-over-year
Capital ratios continue to be strong, achieving 12.1% CET1 and 16.1% Total Capital
“Consecutive strong quarters to close 2025 validate our multi-year transformation strategy and demonstrate the resilience of our business model in a complex market environment,” said Rob C. Holmes, Chairman, President & CEO. “Surpassing our long-term Return on Average Assets goal of 1.1% in the final two quarters underscores the effectiveness of our deliberate, disciplined approach. We are now positioned to capitalize on our increasingly differentiated platform, executing seamlessly for clients, delivering comprehensive solutions across market events and driving meaningful, sustainable value for our investors.”

	4th Quarter	3rd Quarter	4th Quarter	Full Year	Full Year
(dollars in thousands except per share data)	2025	2025	2024	2025	2024
Summary Income Statement
Net interest income	$267,437	$271,771	$229,607	$1,028,637	$901,300
Non-interest income	60,046	68,583	54,074	227,142	31,046
Total revenue	327,483	340,354	283,681	1,255,779	932,346
Non-interest expense	184,198	190,575	172,159	768,069	758,285
Pre-provision net revenue(1)	143,285	149,779	111,522	487,710	174,061

Provision for credit losses	11,000	12,000	18,000	55,000	67,000
Net income available to common stockholders	96,347	100,897	66,711	312,994	60,258

Non-interest income, adjusted(2)	$60,046	$68,583	$54,074	$229,028	$210,627
Total revenue, adjusted(2)	327,483	340,354	283,681	1,257,665	1,111,927
Non-interest expense, adjusted(2)	186,440	190,575	172,159	768,910	742,533
Pre-provision net revenue, adjusted(1)(2)	141,043	149,779	111,522	488,755	369,394
Net income to common stockholders, adjusted(2)	94,631	100,897	66,711	313,791	208,345

Key Metrics
Diluted earnings per common share	$2.12	$2.18	$1.43	$6.79	$1.28
Diluted earnings per common shares, adjusted(2)	$2.08	$2.18	$1.43	$6.80	$4.43
Return on average assets	1.22%	1.30%	0.88%	1.04%	0.25%
Return on average assets, adjusted(2)	1.20%	1.30%	0.88%	1.04%	0.74%
Return on average common equity	11.18%	12.04%	8.50%	9.59%	2.04%
Return on average common equity, adjusted(2)	10.98%	12.04%	8.50%	9.61%	7.05%
Efficiency ratio(3)	56.2%	56.0%	60.7%	61.2%	81.3%
Efficiency ratio, adjusted(2)(3)	56.9%	56.0%	60.7%	61.1%	66.8%
Net interest margin	3.38%	3.47%	2.93%	3.35%	3.03%
Book value per share	$75.28	73.05	$66.36	$75.28	$66.36
Tangible book value per share(4)	$75.25	73.02	$66.32	$75.25	$66.32
CET1 ratio	12.1%	12.1%	11.4%	12.1%	11.4%

Balance Sheet
Total assets	$31,540,274	$32,536,980	$30,731,883
Loans held for investment	17,976,183	18,134,059	17,234,492
Loans held for investment, mortgage finance	6,064,019	6,057,804	5,215,574
Total deposits	26,448,767	27,505,398	25,238,599
Stockholders’ equity	3,631,382	3,637,098	3,367,936

(1)    Net interest income plus non-interest income, less non-interest expense.
(2)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(3)    Non-interest expense divided by the sum of net interest income and non-interest income.
(4)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.

FOURTH QUARTER 2025 COMPARED TO THIRD QUARTER 2025
For the fourth quarter of 2025, net income available to common stockholders was $96.3 million, or $2.12 per diluted share, compared to $100.9 million, or $2.18 per diluted share, for the third quarter of 2025.
Provision for credit losses for the fourth quarter of 2025 was $11.0 million, compared to $12.0 million for the third quarter of 2025. The $11.0 million provision for credit losses recorded in the fourth quarter of 2025 resulted primarily from an increase in criticized loans and $10.7 million in net charge-offs.
Net interest income was $267.4 million for the fourth quarter of 2025, compared to $271.8 million for the third quarter of 2025, primarily due to a decrease in earning asset yields, partially offset by a decrease in funding costs. Net interest margin for the fourth quarter of 2025 was 3.38%, a decrease of 9 basis points from the third quarter of 2025. Loans Held for Investment (“LHI”), excluding mortgage finance, yields decreased 25 basis points from the third quarter of 2025 and LHI, mortgage finance, yields decreased 19 basis points from the third quarter of 2025. Total cost of deposits was 2.41% for the fourth quarter of 2025, a 21 basis point decrease from the third quarter of 2025.
Non-interest income for the fourth quarter of 2025 decreased $8.5 million compared to the third quarter of 2025 primarily due to decreases in investment banking and advisory fees, trading income and other non-interest income.
Non-interest expense for the fourth quarter of 2025 decreased $6.4 million compared to the third quarter of 2025, primarily due to decreases in salaries and benefits and FDIC insurance assessment expense, partially offset by increases in marketing expense, communications and technology expense and other non-interest expense. During the fourth quarter of 2025, the FDIC determined that the special assessment extended collection period was no longer necessary, resulting in the release of related accruals.
FOURTH QUARTER 2025 COMPARED TO FOURTH QUARTER 2024
Net income available to common stockholders was $96.3 million, or $2.12 per diluted share, for the fourth quarter of 2025, compared to $66.7 million, or $1.43 per diluted share, for the fourth quarter of 2024.
The fourth quarter of 2025 included a $11.0 million provision for credit losses, reflecting a linked quarter increase in criticized loans and $10.7 million in net charge-offs, compared to a $18.0 million provision for credit losses for the fourth quarter of 2024.
Net interest income increased to $267.4 million for the fourth quarter of 2025, compared to $229.6 million for the fourth quarter of 2024, primarily due to an increase in average earning assets and a decrease in funding costs, partially offset by an increase in average interest bearing liabilities. Net interest margin increased 45 basis points to 3.38% for the fourth quarter of 2025, as compared to the fourth quarter of 2024. LHI, excluding mortgage finance, yields decreased 12 basis points compared to the fourth quarter of 2024 and LHI, mortgage finance yields increased 40 basis points from the fourth quarter of 2024. Total cost of deposits decreased 40 basis points compared to the fourth quarter of 2024.
Non-interest income for the fourth quarter of 2025 increased $6.0 million compared to the fourth quarter of 2024 primarily due to increases in service charges on deposit accounts and investment banking and advisory fee income.
Non-interest expense for the fourth quarter of 2025 increased $12.0 million compared to the fourth quarter of 2024, primarily due to increases in salaries and benefits, communications and technology expense and other non-interest expense, partially offset by decreases in legal and professional expense and FDIC insurance assessment expense.
CREDIT QUALITY
Net charge-offs of $10.7 million were recorded during the fourth quarter of 2025, compared to net charge-offs of $13.7 million and $12.1 million during the third quarter of 2025 and the fourth quarter of 2024, respectively. Criticized loans totaled $634.9 million at December 31, 2025, compared to $529.7 million at September 30, 2025 and $714.0 million at December 31, 2024. Non-accrual LHI totaled $116.9 million at December 31, 2025, compared to $96.1 million at September 30, 2025 and $111.2 million at December 31, 2024. The ratio of non-accrual LHI to total LHI for the fourth quarter of 2025 was 0.49%, compared to 0.40% for the third quarter of 2025 and 0.50% for the fourth quarter of 2024. The ratio of total allowance for credit losses to total LHI was 1.38% at December 31, 2025, compared to 1.37% and 1.45% at September 30, 2025 and December 31, 2024, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of December 31, 2025. CET1, tier 1 capital, total capital and leverage ratios were 12.1%, 13.6%, 16.1% and 11.7%, respectively, at December 31, 2025, compared to 12.1%, 13.6%, 16.1% and 11.9%, respectively, at September 30, 2025 and 11.4%, 12.8%, 15.4% and 11.3%, respectively, at December 31, 2024. At December 31, 2025, our ratio of tangible common equity to total tangible assets was 10.6%, compared to 10.3% at September 30, 2025 and 10.0% at December 31, 2024.
Effective December 12, 2025, the Company’s board of directors authorized a new share repurchase program under which the Company may repurchase up to $200.0 million in shares of its outstanding common stock through December 31, 2026. Remaining repurchase authorization under the January 22, 2025 share repurchase program was terminated upon authorization of this new program.
During the fourth quarter of 2025, the Company repurchased 1,445,212 shares of its common stock for an aggregate purchase price, including excise tax expense, of $126.6 million, at a weighted average price of $86.76 per share. All shares were repurchased under the January 22, 2025 shares repurchase program.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations, and service terms. Deposit and lending products and services are offered by TCB. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, inflation, unemployment rates and interest rates; TCBI’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TCBI may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TCBI may not realize the anticipated benefits from acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2025	2025	2025	2025	2024
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$444,314	$460,615	$439,567	$427,289	$437,571
Interest expense	176,877	188,844	186,172	191,255	207,964
Net interest income	267,437	271,771	253,395	236,034	229,607
Provision for credit losses	11,000	12,000	15,000	17,000	18,000
Net interest income after provision for credit losses	256,437	259,771	238,395	219,034	211,607
Non-interest income	60,046	68,583	54,069	44,444	54,074
Non-interest expense	184,198	190,575	190,276	203,020	172,159
Income before income taxes	132,285	137,779	102,188	60,458	93,522
Income tax expense	31,626	32,569	24,860	13,411	22,499
Net income	100,659	105,210	77,328	47,047	71,023
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income available to common stockholders	$96,347	$100,897	$73,016	$42,734	$66,711
Diluted earnings per common share	$2.12	$2.18	$1.58	$0.92	$1.43
Diluted common shares	45,509,370	46,233,167	46,215,394	46,616,704	46,770,961
CONSOLIDATED BALANCE SHEET DATA
Total assets	$31,540,274	$32,536,980	$31,943,535	$31,375,749	$30,731,883
Loans held for investment	17,976,183	18,134,059	18,035,945	17,654,243	17,234,492
Loans held for investment, mortgage finance	6,064,019	6,057,804	5,889,589	4,725,541	5,215,574
Loans held for sale	4,361	—	—	—	—
Interest bearing cash and cash equivalents	1,897,803	2,852,387	2,507,691	3,600,969	3,012,307
Investment securities	4,723,099	4,601,654	4,608,628	4,531,219	4,396,115
Non-interest bearing deposits	6,959,097	7,689,598	7,718,006	7,874,780	7,485,428
Total deposits	26,448,767	27,505,398	26,064,309	26,053,034	25,238,599
Short-term borrowings	330,000	275,000	1,250,000	750,000	885,000
Long-term debt	620,575	620,416	620,256	660,521	660,346
Stockholders’ equity	3,631,382	3,637,098	3,510,070	3,429,774	3,367,936

End of period shares outstanding	44,253,688	45,679,863	45,746,836	46,024,933	46,233,812
Book value per share	$75.28	$73.05	$70.17	$68.00	$66.36
Tangible book value per share(1)	$75.25	$73.02	$70.14	$67.97	$66.32
SELECTED FINANCIAL RATIOS
Net interest margin	3.38%	3.47%	3.35%	3.19%	2.93%
Return on average assets	1.22%	1.30%	0.99%	0.61%	0.88%
Return on average assets, adjusted(4)	1.20%	1.30%	1.02%	0.61%	0.88%
Return on average common equity	11.18%	12.04%	9.17%	5.56%	8.50%
Return on average common equity, adjusted(4)	10.98%	12.04%	9.48%	5.56%	8.50%
Efficiency ratio(2)	56.2%	56.0%	61.9%	72.4%	60.7%
Efficiency ratio, adjusted(2)(4)	56.9%	56.0%	61.1%	72.4%	60.7%
Non-interest income to average earning assets	0.76%	0.88%	0.72%	0.60%	0.69%
Non-interest income to average earning assets, adjusted(4)	0.76%	0.88%	0.74%	0.60%	0.69%
Non-interest expense to average earning assets	2.33%	2.44%	2.52%	2.75%	2.21%
Non-interest expense to average earning assets, adjusted(4)	2.35%	2.44%	2.50%	2.75%	2.21%
Common equity to total assets	10.6%	10.3%	10.1%	10.0%	10.0%
Tangible common equity to total tangible assets(3)	10.6%	10.3%	10.1%	10.0%	10.0%
Common Equity Tier 1	12.1%	12.1%	11.4%	11.6%	11.4%
Tier 1 capital	13.6%	13.6%	12.9%	13.1%	12.8%
Total capital	16.1%	16.1%	15.3%	15.6%	15.4%
Leverage	11.7%	11.9%	11.8%	11.8%	11.3%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Assets
Cash and due from banks	$201,315	$212,438	$182,451	$201,504	$176,501
Interest bearing cash and cash equivalents	1,897,803	2,852,387	2,507,691	3,600,969	3,012,307
Available-for-sale debt securities	3,951,455	3,801,261	3,774,141	3,678,378	3,524,686
Held-to-maturity debt securities	725,722	743,120	761,907	779,354	796,168
Equity securities	41,998	55,054	68,692	71,679	75,261
Trading securities	3,924	2,219	3,888	1,808	—
Investment securities	4,723,099	4,601,654	4,608,628	4,531,219	4,396,115
Loans held for sale	4,361	—	—	—	—
Loans held for investment, mortgage finance	6,064,019	6,057,804	5,889,589	4,725,541	5,215,574
Loans held for investment	17,976,183	18,134,059	18,035,945	17,654,243	17,234,492
Less: Allowance for credit losses on loans	270,557	274,026	277,648	278,379	271,709
Loans held for investment, net	23,769,645	23,917,837	23,647,886	22,101,405	22,178,357
Premises and equipment, net	88,003	88,348	86,831	84,575	85,443
Accrued interest receivable and other assets	854,552	862,820	908,552	854,581	881,664
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$31,540,274	$32,536,980	$31,943,535	$31,375,749	$30,731,883

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$6,959,097	$7,689,598	$7,718,006	$7,874,780	$7,485,428
Interest bearing deposits	19,489,670	19,815,800	18,346,303	18,178,254	17,753,171
Total deposits	26,448,767	27,505,398	26,064,309	26,053,034	25,238,599
Accrued interest payable	6,716	9,360	14,120	25,270	23,680
Other liabilities	502,834	489,708	484,780	457,150	556,322
Short-term borrowings	330,000	275,000	1,250,000	750,000	885,000
Long-term debt	620,575	620,416	620,256	660,521	660,346
Total liabilities	27,908,892	28,899,882	28,433,465	27,945,975	27,363,947

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	518	518	517	517	515
Additional paid-in capital	1,074,496	1,069,582	1,065,083	1,060,028	1,056,719
Retained earnings	2,808,645	2,712,298	2,611,401	2,538,385	2,495,651
Treasury stock(3)	(487,692)	(361,076)	(354,000)	(332,994)	(301,842)
Accumulated other comprehensive loss, net of taxes	(64,585)	(84,224)	(112,931)	(136,162)	(183,107)
Total stockholders’ equity	3,631,382	3,637,098	3,510,070	3,429,774	3,367,936
Total liabilities and stockholders’ equity	$31,540,274	$32,536,980	$31,943,535	$31,375,749	$30,731,883

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	51,786,456	51,767,419	51,747,305	51,707,542	51,520,315
(3) Treasury stock - shares at cost	7,532,768	6,087,556	6,000,469	5,682,609	5,286,503

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)

	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025	4th Quarter 2024	4th Quarter YTD 2025	4th Quarter YTD 2024
Interest income
Interest and fees on loans	$367,481	$379,017	$364,358	$334,150	$340,388	$1,445,006	$1,377,925
Investment securities	47,012	49,396	45,991	46,565	44,102	188,964	148,219
Interest bearing cash and cash equivalents	29,821	32,202	29,218	46,574	53,081	137,815	203,406
Total interest income	444,314	460,615	439,567	427,289	437,571	1,771,785	1,729,550
Interest expense
Deposits	167,259	180,779	174,798	174,936	189,061	697,772	736,196
Short-term borrowings	2,153	534	3,444	8,246	10,678	14,377	49,994
Long-term debt	7,465	7,531	7,930	8,073	8,225	30,999	42,060
Total interest expense	176,877	188,844	186,172	191,255	207,964	743,148	828,250
Net interest income	267,437	271,771	253,395	236,034	229,607	1,028,637	901,300
Provision for credit losses	11,000	12,000	15,000	17,000	18,000	55,000	67,000
Net interest income after provision for credit losses	256,437	259,771	238,395	219,034	211,607	973,637	834,300
Non-interest income
Service charges on deposit accounts	8,411	8,111	8,182	7,840	6,989	32,544	25,546
Wealth management and trust fee income	4,216	3,989	3,730	3,964	4,009	15,899	15,315
Brokered loan fees	2,467	2,419	2,398	1,949	2,519	9,233	8,961
Investment banking and advisory fees	30,015	33,985	24,109	16,478	26,740	104,587	104,965
Trading income	6,020	7,238	7,896	5,939	5,487	27,093	21,635
Available-for-sale debt securities gains/(losses), net	—	—	(1,886)	—	—	(1,886)	(179,581)
Other	8,917	12,841	9,640	8,274	8,330	39,672	34,205
Total non-interest income	60,046	68,583	54,069	44,444	54,074	227,142	31,046
Non-interest expense
Salaries and benefits	108,851	119,856	120,154	131,641	97,873	480,502	466,578
Occupancy expense	12,803	11,828	12,144	10,844	11,926	47,619	45,266
Marketing	5,404	3,412	3,624	5,009	4,454	17,449	22,349
Legal and professional	11,580	12,474	11,069	14,989	15,180	50,112	53,783
Communications and technology	26,303	24,594	24,314	23,642	24,007	98,853	93,085
Federal Deposit Insurance Corporation insurance assessment	2,276	5,198	5,096	5,341	4,454	17,911	23,351
Other	16,981	13,213	13,875	11,554	14,265	55,623	53,873
Total non-interest expense	184,198	190,575	190,276	203,020	172,159	768,069	758,285
Income before income taxes	132,285	137,779	102,188	60,458	93,522	432,710	107,061
Income tax expense	31,626	32,569	24,860	13,411	22,499	102,466	29,553
Net income	100,659	105,210	77,328	47,047	71,023	330,244	77,508
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312	17,250	17,250
Net income available to common stockholders	$96,347	$100,897	$73,016	$42,734	$66,711	$312,994	$60,258

Basic earnings per common share	$2.14	$2.21	$1.59	$0.93	$1.44	$6.86	$1.29
Diluted earnings per common share	$2.12	$2.18	$1.58	$0.92	$1.43	$6.79	$1.28

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2025	2025	2025	2025	2024
Allowance for credit losses on loans:
Beginning balance	$274,026	$277,648	$278,379	$271,709	$273,143
Loans charged-off:
Commercial	14,417	13,794	13,020	10,197	14,100
Commercial real estate	524	—	431	500	2,566
Total charge-offs	14,941	13,794	13,451	10,697	16,666
Recoveries:
Commercial	4,202	50	486	483	4,562
Commercial real estate	—	—	—	413	18
Consumer	12	4	—	4	15
Total recoveries	4,214	54	486	900	4,595
Net charge-offs	10,727	13,740	12,965	9,797	12,071
Provision for credit losses on loans	7,258	10,118	12,234	16,467	10,637
Ending balance	$270,557	$274,026	$277,648	$278,379	$271,709

Allowance for off-balance sheet credit losses:
Beginning balance	$58,513	$56,631	$53,865	$53,332	$45,969
Provision for off-balance sheet credit losses	3,742	1,882	2,766	533	7,363
Ending balance	$62,255	$58,513	$56,631	$53,865	$53,332

Total allowance for credit losses	$332,812	$332,539	$334,279	$332,244	$325,041
Total provision for credit losses	$11,000	$12,000	$15,000	$17,000	$18,000

Allowance for credit losses on loans to total loans held for investment	1.13%	1.13%	1.16%	1.24%	1.21%
Allowance for credit losses on loans to average total loans held for investment	1.12%	1.15%	1.19%	1.29%	1.22%
Net charge-offs to average total loans held for investment(1)	0.18%	0.23%	0.22%	0.18%	0.22%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.20%	0.21%	0.18%	0.18%	0.19%
Total provision for credit losses to average total loans held for investment(1)	0.18%	0.20%	0.26%	0.32%	0.32%
Total allowance for credit losses to total loans held for investment	1.38%	1.37%	1.40%	1.48%	1.45%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2025	2025	2025	2025	2024
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$116,880	$96,084	$113,609	$93,565	$111,165
Non-accrual loans held for sale(1)	4,361	—	—	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$121,241	$96,084	$113,609	$93,565	$111,165

Non-accrual loans held for investment to total loans held for investment	0.49%	0.40%	0.47%	0.42%	0.50%
Total non-performing assets to total assets	0.38%	0.30%	0.36%	0.30%	0.36%
Allowance for credit losses on loans to non-accrual loans held for investment	2.3x	2.9x	2.4x	3.0x	2.4x
Total allowance for credit losses to non-accrual loans held for investment	2.8x	3.5x	2.9x	3.6x	2.9x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$19,353	$126	$2,068	$791	$4,265
Loans held for investment past due 90 days to total loans held for investment	0.08%	—%	0.01%	—%	0.02%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

CRITICIZED LOANS
Criticized loans	$634,919	$529,732	$637,462	$762,887	$713,951
Criticized loans to total loans held for investment	2.64%	2.19%	2.66%	3.41%	3.18%
Special mention loans	$346,643	$249,592	$339,923	$484,165	$435,626
Special mention loans to total loans held for investment	1.44%	1.03%	1.42%	2.16%	1.94%
(1)Fourth quarter 2025 includes non-accrual loans previously reported in loans held for investment that were transferred at fair value to held for sale as of December 31, 2025.

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	4th Quarter 2025			3rd Quarter 2025			4th Quarter 2024			YTD December 31, 2025			YTD December 31, 2024
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,629,242	$47,025	3.98%	$4,635,066	$49,401	4.14%	$4,504,101	$44,102	3.79%	$4,575,954	$188,990	4.03%	$4,386,458	$148,219	3.17%
Interest bearing cash and cash equivalents	2,994,417	29,821	3.95%	2,920,102	32,202	4.38%	4,472,772	53,081	4.72%	3,203,594	137,815	4.30%	3,940,590	203,406	5.16%
Loans held for sale(3)	47	—	—%	—	—	—%	—	—	—%	95	2	2.60%	25,855	2,432	9.41%
Loans held for investment, mortgage finance	5,890,991	61,319	4.13%	5,472,467	59,604	4.32%	5,409,980	50,685	3.73%	5,171,878	218,157	4.22%	4,612,994	179,233	3.89%
Loans held for investment(3)	18,177,312	307,053	6.70%	18,253,451	319,921	6.95%	16,919,925	289,916	6.82%	17,996,607	1,229,207	6.83%	16,746,912	1,196,673	7.15%
Less: Allowance for credit losses on loans	278,315	—	—%	277,385	—	—	272,975	—	—%	276,641	—	—	263,279	—	—
Loans held for investment, net	23,789,988	368,372	6.14%	23,448,533	379,525	6.42%	22,056,930	340,601	6.14%	22,891,844	1,447,364	6.32%	21,096,627	1,375,906	6.52%
Total earning assets	31,413,694	445,218	5.61%	31,003,701	461,128	5.88%	31,033,803	437,784	5.59%	30,671,487	1,774,171	5.76%	29,449,530	1,729,963	5.82%
Cash and other assets	1,192,624			1,159,008			1,178,284			1,156,587			1,163,665
Total assets	$32,606,318			$32,162,709			$32,212,087			$31,828,074			$30,613,195

Liabilities and Stockholders’ Equity
Transaction deposits	$2,470,262	$13,468	2.16%	$2,251,217	$13,987	2.46%	$2,141,739	$15,403	2.86%	$2,275,219	$55,094	2.42%	$2,049,720	$65,215	3.18%
Savings deposits	14,453,912	130,536	3.58%	14,650,152	143,327	3.88%	12,932,458	144,393	4.44%	14,051,757	541,712	3.86%	12,143,539	572,126	4.71%
Time deposits	2,207,631	23,255	4.18%	2,158,228	23,465	4.31%	2,331,009	29,265	4.99%	2,263,568	100,966	4.46%	1,946,341	98,855	5.08%
Total interest bearing deposits	19,131,805	167,259	3.47%	19,059,597	180,779	3.76%	17,405,206	189,061	4.32%	18,590,544	697,772	3.75%	16,139,600	736,196	4.56%
Short-term borrowings	221,250	2,153	3.86%	44,022	534	4.82%	883,326	10,678	4.81%	328,499	14,377	4.38%	933,896	49,994	5.35%
Long-term debt	620,505	7,465	4.77%	620,348	7,531	4.82%	660,270	8,225	4.96%	637,535	30,999	4.86%	739,136	42,060	5.69%
Total interest bearing liabilities	19,973,560	176,877	3.51%	19,723,967	188,844	3.80%	18,948,802	207,964	4.37%	19,556,578	743,148	3.80%	17,812,632	828,250	4.65%
Non-interest bearing deposits	8,455,034			8,351,524			9,319,711			8,220,254			9,013,038
Other liabilities	457,757			463,034			522,641			486,843			532,058
Stockholders’ equity	3,719,967			3,624,184			3,420,933			3,564,399			3,255,467
Total liabilities and stockholders’ equity	$32,606,318			$32,162,709			$32,212,087			$31,828,074			$30,613,195
Net interest income		$268,341			$272,284			$229,820			$1,031,023			$901,713
Net interest margin			3.38%			3.47%			2.93%			3.35%			3.03%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted total revenue, adjusted non-interest expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025	4th Quarter 2024	Full Year 2025	Full Year 2024
Net interest income	$267,437	$271,771	$253,395	$236,034	$229,607	$1,028,637	$901,300

Non-interest income	60,046	68,583	54,069	44,444	54,074	227,142	31,046
Available-for-sale debt securities losses, net	—	—	1,886	—	—	1,886	179,581
Non-interest income, adjusted	60,046	68,583	55,955	44,444	54,074	229,028	210,627

Total revenue(1)	327,483	340,354	307,464	280,478	283,681	1,255,779	932,346
Total revenue, adjusted(1)	327,483	340,354	309,350	280,478	283,681	1,257,665	1,111,927

Non-interest expense	184,198	190,575	190,276	203,020	172,159	768,069	758,285
FDIC special assessment	2,242	—	—	—	—	2,242	(2,811)
Restructuring expenses	—	—	(1,401)	—	—	(1,401)	(7,941)
Legal Settlement	—	—	—	—	—	—	(5,000)
Non-interest expense, adjusted	186,440	190,575	188,875	203,020	172,159	768,910	742,533

Provision for credit losses	11,000	12,000	15,000	17,000	18,000	55,000	67,000

Income tax expense	31,626	32,569	24,860	13,411	22,499	102,466	29,553
Tax effect of adjustments	(526)	—	774	—	—	248	47,246
Income tax expense, adjusted	31,100	32,569	25,634	13,411	22,499	102,714	76,799

Net income(2)	$100,659	$105,210	$77,328	$47,047	$71,023	$330,244	$77,508
Net income, adjusted(2)	$98,943	$105,210	$79,841	$47,047	$71,023	$331,041	$225,595

Preferred stock dividends	4,312	4,313	4,312	4,313	4,312	17,250	17,250

Net income to common stockholders(3)	$96,347	$100,897	$73,016	$42,734	$66,711	$312,994	$60,258
Net income to common stockholders, adjusted(3)	$94,631	$100,897	$75,529	$42,734	$66,711	$313,791	$208,345

PPNR(4)	$143,285	$149,779	$117,188	$77,458	$111,522	$487,710	$174,061
PPNR, adjusted(4)	$141,043	$149,779	$120,475	$77,458	$111,522	$488,755	$369,394

Weighted average common shares outstanding, diluted	45,509,370	46,233,167	46,215,394	46,616,704	46,770,961	46,127,375	46,989,204
Diluted earnings per common share	$2.12	$2.18	$1.58	$0.92	$1.43	$6.79	$1.28
Diluted earnings per common share, adjusted	$2.08	$2.18	$1.63	$0.92	$1.43	$6.80	$4.43

Average total assets	$32,606,318	$32,162,709	$31,419,469	$31,103,609	$32,212,087	$31,828,074	$30,613,195
Return on average assets	1.22%	1.30%	0.99%	0.61%	0.88%	1.04%	0.25%
Return on average assets, adjusted	1.20%	1.30%	1.02%	0.61%	0.88%	1.04%	0.74%

Average common equity	$3,419,967	$3,324,184	$3,195,041	$3,114,389	$3,120,933	$3,264,399	$2,955,467
Return on average common equity	11.18%	12.04%	9.17%	5.56%	8.50%	9.59%	2.04%
Return on average common equity, adjusted	10.98%	12.04%	9.48%	5.56%	8.50%	9.61%	7.05%

Efficiency ratio(5)	56.2%	56.0%	61.9%	72.4%	60.7%	61.2%	81.3%
Efficiency ratio, adjusted(5)	56.9%	56.0%	61.1%	72.4%	60.7%	61.1%	66.8%

Average earning assets	$31,413,694	$31,003,701	$30,302,351	$29,946,425	$31,033,803	$30,671,487	$29,449,530
Non-interest income to average earning assets	0.76%	0.88%	0.72%	0.60%	0.69%	0.74%	0.11%
Non-interest income to average earning assets, adjusted	0.76%	0.88%	0.74%	0.60%	0.69%	0.75%	0.72%
Non-interest expense to average earning assets	2.33%	2.44%	2.52%	2.75%	2.21%	2.50%	2.57%
Non-interest expense to average earning assets, adjusted	2.35%	2.44%	2.50%	2.75%	2.21%	2.51%	2.52%
(1)    Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted.
(2)    Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted.
(3)    Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends.
(4)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(5)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.